Investment Strategy	May 21, 2026
KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF
Prospectus [Line Items]
Strategy Narrative [Text Block]

Effective June 1. 2026, the Fund’s principal investment strategies and investment policies are changing. As of that date, the first paragraph of the “Principal Investment Strategies” section in the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in securities of the Underlying Index and other instruments that have economic characteristics similar to those in the Underlying Index, including derivatives, such as swaps. For purposes of the 80% policy, derivatives will be counted based on their notional value.